Exhibit 10.2

CALIX NETWORKS, INC.

AMENDED AND RESTATED

2002 STOCK PLAN

1. Purposes of the Plan. The purposes of the 2002 Stock Plan, as amended and restated herein, are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock Purchase Rights and Restricted Stock Units may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation, other than (i) a merger effected solely for the purpose of changing the state of the Company’s domicile; and (ii) a merger or consolidation in which the holders of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction, provided, that, if a Change of Control constitutes a payment event with respect to any award which provides for the deferral of compensation and is subject to Section 409A of the Code, such Change of Control must also constitute a “change in control event,” as defined in Treasury Regulation § 1.409A-3(i)(5) to the extent required by Section 409A.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(h) “Common Stock” means the Common Stock of the Company.

(i) “Company” means Calix Networks, Inc., a Delaware corporation.

(j) “Consultant” means any person, including an advisor, who renders services to the Company, or any Parent, Subsidiary or Affiliate, and is compensated for such services, and any director of the Company whether compensated for such services or not.

(k) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service Status shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries or Affiliates or their respective successors. Unless otherwise determined by the Administrator, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(l) “Director” means a member of the Board.

(m) “Employee” means any person, including officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange on the date of determination, or if no trading occurred on the date of determination, on the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(q) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security.

(r) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(u) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price, Restricted Stock or Restricted Stock Units.

(v) “Optioned Stock” means the Common Stock subject to an Option, a Stock Purchase Right or Restricted Stock Units.

(w) “Optionee” means an Employee or Consultant who receives an Option.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(y) “Participant” means any holder of one or more Options or Stock Purchase Rights, or of the Shares issuable or issued upon exercise of such awards, under the Plan.

(z) “Plan” means this 2002 Stock Plan, as amended from time to time.

(aa) “Reporting Person” means an officer, Director, or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(bb) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 10 below.

(cc) “Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

(dd) “Restricted Stock Unit” means a right to receive Common Stock pursuant to Section 11 below.

(ee) “Restricted Stock Unit Award Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock Units granted under the Plan and includes any documents attached to such agreement.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

(gg) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(hh) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(ii) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 10 below.

(jj) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(kk) “Ten Percent Holder” means a person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 14,139,201 Shares of Common Stock, plus up to an aggregate of 502,025 additional Shares that are as of July 12, 2005 either (a) issued under the Company’s 2000 Stock Plan (the “2000 Plan”), either directly or pursuant to the exercise of options granted under the 2000 Plan, and subject in any way to repurchase by the Company or otherwise subject to being forfeited to the Company (e.g., if pledged as collateral for a loan from the Company), or (b) subject to unexercised options granted under the 2000 Plan, but the Shares reflected in (a) and (b) above shall only become available for grant or issuance hereunder to the extent the Shares reflected in (a) above are actually repurchased by or forfeited to the Company after July 12, 2005 or the options granted under the 2000 Plan and reflected in (b) above are cancelled or expire after July 12, 2005 without having been exercised in full (or are exercised and the Shares issued thereon are subsequently repurchased by or forfeited to the Company). Shares issued under this Plan, either directly or pursuant to the exercise of an Option, and later repurchased by or forfeited to the Company shall upon such repurchase or forfeiture become available for future grant or issuance under the Plan. The Shares may be authorized, but unissued or reacquired Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or issuance under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option, Stock Purchase Right or the vesting of Restricted Stock or Restricted Stock Units in order to satisfy any withholding taxes due with respect to such exercise shall be treated as not issued and shall be available for future grant or issuance under the Plan.

4. Administration of the Plan.

(a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers to grant Options, Restricted Stock Units or Stock Purchase Rights under the Plan.

(b) Administration with Respect to Reporting Persons. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

(c) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

(d) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

(ii) to select the Consultants and Employees to whom Options, Restricted Stock Units and Stock Purchase Rights or any combination thereof may from time to time be granted;

(iii) to determine whether and to what extent Options, Restricted Stock Units and Stock Purchase Rights or any combination thereof are granted;

(iv) to determine the number of Shares of Common Stock to be covered by each such award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right, Restricted Stock or Restricted Stock Unit, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option or Restricted Stock Unit may be settled in cash under Section 9(f) instead of Common Stock;

(viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

(x) to initiate an Option Exchange Program;

(xi) to construe and interpret the terms of the Plan and awards granted under the Plan; and

(xii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options, Restricted Stock Units or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

(e) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

5. Eligibility.

(a) Recipients of Grants. Nonstatutory Stock Options, Restricted Stock Units and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees; provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option, Restricted Stock Unit or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options, Restricted Stock Units or Stock Purchase Rights.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of grant of such Option.

(c) At-Will Relationship. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such holder’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. Plan Approval and Term of Plan. The Plan was adopted by the Board on January 18, 2002. On March 12, 2002, the stockholders of the Company approved the Plan. The Plan shall continue in effect for a term of ten years from the date it was adopted by the Board unless sooner terminated under Section 16 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of such Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option that is:

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) The Administrator shall determine what value, if any, Options offered and sold under the Plan may have. The consideration to be paid for Options, if any, may consist of such form(s) of consideration as determined by the Administrator.

(c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) delivery of Optionee’s promissory note, together with the related payment by cash or check of the par value of the Shares being exercised, with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) cancellation of indebtedness; (5) other Shares that (x) in the case of Shares acquired upon exercise of an Option, either have been owned by the Optionee for such period as may be required to avoid a charge to the Company’s earnings or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised; (6) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company, and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Employment or Consulting Relationship. In the event of termination of an Optionee’s Continuous Service Status with the Company, such Optionee may, but only within three months (or such other period of time, not less than 30 days, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was vested in the Option Shares at the date of such termination. To the extent that the Optionee was not vested in the Option Shares at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. Unless otherwise determined by the Administrator, no termination shall be deemed to occur and this Section 9(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(c) Disability of Optionee.

(i) Notwithstanding Section 9(b) above, in the event of termination of an Optionee’s Continuous Service Status as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within twelve months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent vested in the Option Shares at the date of such termination. To the extent that the Optionee was not vested in the Option Shares at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

(ii) In the event of termination of an Optionee’s Continuous Service Status as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such Optionee may, but only within twelve months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent vested in the Option Shares at the date of such termination. However, to the extent that such Optionee fails to exercise an Option that is an Incentive Stock Option (within the meaning of Section 422 of the Code) within three months of the date of such termination, the Option will not qualify for Incentive Stock Option treatment under the Code. To the extent that the Optionee was not vested in the Option Shares at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time period specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

(d) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of the Optionee’s Continuous Service Status, the Option may be exercised, at any time within twelve months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by such Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was vested in the Option Shares at the date of death or, if earlier, the date of termination of the Optionee’s Continuous Service Status. To the extent that the Optionee was not vested in the Option Shares at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

(e) Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee’s Continuous Status as an Employee or Consultant from the periods set forth in Sections 9(b), 9(c) and 9(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided, that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

(f) Buy-Out Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

10. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. If the Applicable Laws do not impose restrictions on the purchase price, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

(d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

11. Restricted Stock Units.

(a) Grants. The Administrator is authorized to grant Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more performance criteria or other criteria, such as service to the Company or a subsidiary, in each case, on a specified date or dates or over any period or periods, as the Administrator may determine. At the time of grant, the Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued, which shall be no earlier than the vesting date or dates of the Restricted Stock Units and which conditions and dates shall be subject to an exception from, or compliance with, Section 409A of the Code. On the distribution date, the Company shall transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit that becomes vested on such date and was not previously forfeited.

(b) Restricted Stock Unit Award Agreement. Restricted Stock Units granted under the Plan shall be evidenced by Restricted Stock Unit Award Agreements that set forth the terms, conditions and limitations for each grant of Restricted Stock Units which may include the term of the Restricted Stock Units, the provisions applicable in the event the Participant’s Continuous Service Status terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind Restricted Stock Units.

12. Taxes.

(a) As a condition of the exercise of an Option or Stock Purchase Right, or the issuance of Shares subject to Restricted Stock Units, granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Option or Stock Purchase Right, or vesting of Restricted Stock Units, and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right, or vesting of Restricted Stock Units.

(c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right, or vesting of Restricted Stock Units, that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right, or vesting of Restricted Stock Units, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for such period of time as may be required by the Company to avoid adverse accounting consequences on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

(f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under

Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

13. Non-Transferability of Options, Restricted Stock Units and Stock Purchase Rights. Options, Stock Purchase Rights, Restricted Stock Units and any other rights to receive awards under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided however that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of the Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 13.

14. Adjustments Upon Changes in Capitalization, Change of Control and Certain Other Transactions.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding award, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options, Restricted Stock Units or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, Restricted Stock Unit or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option, Restricted Stock Unit or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each outstanding award shall terminate immediately prior to the consummation of such action, unless otherwise provided by the Administrator.

(c) Change of Control. In the event of a Change of Control, each outstanding Option, Restricted Stock Unit and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless such successor corporation does not agree to assume the outstanding Options, Restricted Stock Units or Stock Purchase Rights or to substitute equivalent options or rights, in which case such Options, Restricted Stock Units or Stock Purchase Rights shall terminate upon the consummation of the transaction. For purposes of this Section 14(c), an Option, Restricted Stock Unit or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change of Control each holder of an Option, Restricted Stock Unit or Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option, Restricted Stock Unit or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option, Restricted Stock Unit or Stock Purchase Right as provided for in this Section 14); provided however that if such consideration received in the transaction is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option or Stock Purchase Right, or vesting of a Restricted Stock Unit, to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option, Restricted Stock Unit or Stock Purchase Right to reflect the effect of such distribution.

15. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option, Restricted Stock Unit or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, Restricted Stock Unit or Stock Purchase Right, or such other date as is determined by the Administrator; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option, Restricted Stock Unit or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

16. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuation or termination (other than an adjustment made pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights or Restricted Stock Units under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. No amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

17. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for, failure to issue or deliver any awards or Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

As a condition to the granting of any award or the exercise of an Option or Stock Purchase Right, or issuance of any Shares subject to Restricted Stock Units, the Company may require the person exercising such Option or Stock Purchase Right, or being issued such Shares, to represent and warrant at the time of any such exercise or issuance that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Agreements. Options, Restricted Stock Units and Stock Purchase Rights shall be evidenced by Option Agreements, Restricted Stock Unit Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

20. Stockholder Approval. If required by the Applicable Laws, continuance of the Plan following the adoption or amendment of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is initially adopted or amended. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws.

21. Section 409A. To the extent that the Administrator determines that any Option, Restricted Stock Unit or Stock Purchase Right granted under the Plan is subject to Section 409A of the Code, the Option Agreement, Restricted Stock Unit Agreement or Restricted Stock Purchase Agreement evidencing such Option, Restricted Stock Unit or Stock Purchase Right shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Option Agreements, Restricted Stock Unit Award Agreements and Restricted Stock Purchase Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Option, Restricted Stock Unit or Stock Purchase Right may be

subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Option Agreement, Restricted Stock Unit Agreement or Restricted Stock Purchase Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Option, Restricted Stock Unit or Stock Purchase Right from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, Restricted Stock Unit or Stock Purchase Right, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

22. Information and Documents to Optionees and Purchasers. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options, Restricted Stock Units or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options, Restricted Stock Units or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, if required by Applicable Law at the time of issuance of any securities under the Plan, the Company shall provide to the Optionee or the purchaser a copy of the Plan and any agreement(s) pursuant to which securities granted under the Plan are issued.

Notice of Grant of Stock Options and Option Agreement	Calix Networks, Inc. ID: 1035 N. McDowell Boulevard Petaluma, CA 94954

Name	Option Number:	XXXX
Address	Plan:	2002
Address	ID:	XXXX

Effective as of [date], Calix Networks, Inc. (the Company) pursuant to its 2002 Stock Plan, as amended (the “Plan”), granted you a(n) [ISO or NQ] (an “Option”) to purchase [xxx] shares of Company common stock (the “Shares”) at an exercise price of $[x.xx] per share. This Option is subject to all of the terms and conditions set forth herein and in the Company’s form Stock Option Agreement (the “Stock Option Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

The aggregate exercise price of this option is $[xxx.xx].

The Shares subject to this Option will vest and become exercisable pursuant to the following schedule:

Shares	Vest Type	Full Vest	Expiration

[xxx]	On Vest Date	[date]	[date]
[xxx]	Monthly	[date]	[date]

By your signature and the Company’s signature below, you acknowledge that you have had an opportunity to review the Stock Option Agreement and the Plan, copies of which have been posted to the Company’s intranet under Employee Resources/Calix Stock and printed copies of which are otherwise available upon request to the Company Stock Plan Administrator at (707) 766-3000. By your signature below you agree to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Notice of Grant. You have reviewed the Plan, the Stock Option Agreement and this Notice of Grant in their entirety and fully understand all provisions of the Plan, the Stock Option Agreement and this Notice of Grant. Additionally, you hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board or Committee administering the Plan upon any questions arising under the Plan or relating to this Option.

Calix Networks, Inc., Denis J. Quinlan, General Counsel

[Signature of Optionee]	Date

CALIX NETWORKS, INC.

2002 STOCK PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Calix Networks, Inc., a Delaware corporation (“Company”), grants to the Optionee named in the Notice of Stock Option Grant (“Notice”) issued by Company (“Optionee”) an option (“Option”) to purchase a total number of shares of Common Stock (“Shares”) set forth in the Notice, at the exercise price per share set forth in the Notice (“Exercise Price”) subject to the terms, definitions and provisions of the 2002 Stock Plan (“Plan”) adopted by Company, which is incorporated by reference. Unless otherwise defined, the terms defined in the Plan shall have the same defined meanings in this Agreement.

If designated an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2. Exercise of Option. The Option shall be exercisable during its Term in accordance with the Vesting Schedule set out in the Notice and with the provisions of Section 9 of the Plan as follows:

(a) Restrictions on Exercise.

(i) The Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in Section 2(a)(iii) below.

(iii) In no event may the Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(iv) In no event may the Option be exercised as to Shares that have not yet vested under the Vesting/Exercise Schedule indicated on the Notice.

(b) Method of Exercise. The Option shall be exercisable by execution and delivery of the Exercise Notice and Restricted Stock Purchase Agreement attached as Exhibit A (“Exercise Agreement”), or of any other written notice approved for such purpose by Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by Company under the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of Company. The written notice shall be accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by Company of such written notice accompanied by the Exercise Price.

No Shares will be issued upon the exercise of an Option unless such issuance and such exercise shall comply with all laws, including the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment. Payment of the Exercise Price shall be by any combination of the forms of payment permitted under the Plan other than promissory note; provided however that the Administrator may refuse to allow Optionee to tender a particular form of payment (other than cash or check) if, in the Administrator’s sole discretion, acceptance of such form of consideration would not be in the best interests of Company at such time.

4. Additional Restrictions on Exercise. The Option may not be exercised until such time as the Plan has been approved by the stockholders of Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of the Option, Company may require Optionee to make any representation and warranty to Company as may be required by any law or regulation.

5. Termination of Relationship.

(a) In the event of termination of Optionee’s Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (“Termination Date”), exercise the Option within ninety (90) days from the Termination Date (“Termination Period”) (but in no event later that the Expiration Date set forth in the Notice). To the extent that Optionee was not entitled to exercise the Option at such Termination Date, or if Optionee does not exercise the Option within the Termination Period, the Option shall terminate.

(b) In the event the Option is assumed or substituted in connection with a Change of Control (as defined in the Plan) and either (a) Optionee is terminated as an employee of the surviving entity other than for Cause (as defined below) within 12 months following the effective date of the Change of Control or (b) Optionee terminates her/her own status as an employee of the surviving entity due to a Construction Termination (as defined below) within 12 months following the effective date of the Change of Control, 50% of the then-unvested Shares shall become vested effective immediately prior to the closing of the Change of Control.

6. Disability of Optionee.

(a) In the event of termination of Optionee’s Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within 12 months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice and in Section 9 below), exercise the Option to the extent he or she was entitled to exercise it at such Termination Date. To the extent that Optionee was not entitled to exercise the Option on the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(a), the Option shall terminate.

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(b) In the event of termination of Optionee’s consulting relationship or Continuous Status as an Employee as a result of a disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice and in Section 9 below), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise the Incentive Stock Option within three months from the Termination Date, the Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.

7. Death of Optionee. In the event of the death of Optionee (a) during the Term of the Option and while an Employee or Consultant of Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, or (b) within 30 days after Optionee’s Termination Date, the Option may be exercised at any time within 12 months following the date of death (but in no event later than the Expiration Date set forth in the Notice and in Section 9 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

8. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Term of Option. The Option may be exercised only within the Term set forth in the Notice, subject to the limitations set forth in Section 7 of the Plan.

10. Definitions. For purposes of the Option, the following definitions shall apply:

(a) Cause. “Cause” means (i) that Optionee (1) has committed willful fraud, willful misconduct or gross negligence, (2) has repeatedly failed to execute the duties and responsibilities of Optionee’s employment as reasonably requested by Company’s management, or (3) has committed an incurable material breach of Company’s Confidential Information and Invention Assignment Agreement, or (ii) Optionee has been convicted of, or has admitted culpability with respect to, a felony or a crime involving moral turpitude causing material harm to the standing or reputation of Company, in each case as determined in good faith by Company’s Board of Directors.

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(b) Constructive Termination. “Constructive Termination” means (i) a material reduction or change (without Optionee’s written consent) in Optionee’s title, job duties, responsibilities and job requirements inconsistent with Optionee’s position with Company and Optionee’s prior duties, responsibilities and requirements taking into account the differences in job title and duties that are normally occasioned by reason of an acquisition of one company by another and that do not actually result in a material change in duties, responsibilities and requirements; (ii) any reduction of Optionee’s base compensation without Optionee’s written consent (except an equal, across-the-board reduction in the compensation of all similarly-situated employees of Company or the surviving entity that is approved by the board of directors); or (iii) a requirement that Optionee relocate outside of the San Francisco Bay Area (which for these purposes shall include Sonoma County).

11. Tax Consequences. Set forth below is a brief summary as of the date of the Option of certain federal and state tax consequences of exercise of the Option for vested Shares and disposition of the Shares under the laws in effect as of the Date of Grant. This summary is necessarily incomplete, and the tax laws and regulations are subject to change. Optionee should consult a tax adviser before exercising the Option or disposing of the Shares, particularly if Optionee is exercising the Option for Shares that are subject to repurchase by Company.

(a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal or state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

(b) Exercise of Nonstatutory Stock Option. If the Option does not qualify as an Incentive Stock Option, there may be a regular federal income tax liability and a state income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(c) Disposition of Shares. In the case of a Nonstatutory Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. In the case of an Incentive Stock Option, if Shares transferred under the Option are held for more than one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and state income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

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(d) Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to Optionee is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired via the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, Optionee shall immediately notify Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

12. Withholding Tax Obligations.

(a) General Withholding Obligations. As a condition to the exercise of the Option, Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. If Optionee is an employee, Company will be required to withhold from Optionee’s compensation, or collect from Optionee and pay to the taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of the Option by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee’s current compensation, (iii) if permitted by the Administrator, in its discretion, by surrendering to Company Shares which (A) in the case of Shares previously acquired from Company, have been owned by Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value determined as of the Tax Date (as defined in Section 12(c) below) on the date of surrender equal to the minimum statutory taxes required to be withheld, or (iv) by electing to have Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value determined as of the Tax Date equal to the amount required to be withheld.

(b) Stock Withholding to Satisfy Withholding Tax Obligations. In the event the Administrator allows Optionee to satisfy his or her tax withholding obligations as provided in Section 12(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section 12(b) and all laws. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(i) the election must be made on or prior to the Tax Date (as defined in Section 12(c) below);

(ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

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(iii) all elections shall be subject to the consent or disapproval of the Administrator.

(c) Definitions. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under law (the “Tax Date”).

13. Market Standoff Agreement. In connection with the initial public offering of Company’s securities and upon request of Company or the underwriters managing such underwritten offering of Company’s securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of Company (other than those included in the registration) without the prior written consent of Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of Company’s initial public offering.

In accepting the option grant, Optionee acknowledges and agrees that the vesting of Shares under the Option is earned only by continuing consultancy or employment at the will of Company (not through the act of being hired, being granted the option or acquiring Shares). Optionee further acknowledges and agrees that nothing in this Agreement, nor in Company’s Stock Plan which is incorporated by reference, shall confer upon Optionee any right with respect to continuation of employment or consultancy by Company, nor shall it interfere in any way with Optionee’s right or Company’s right to terminate Optionee’s employment or consultancy at any time, with or without cause.

In accepting the Option Grant, Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with its terms and provisions, and accepts the Option subject to all of those terms and provisions. Optionee has reviewed the Plan, the Notice and the Option in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Option. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Option.

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EXHIBIT A

CALIX NETWORKS, INC.

EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) is made as of             , by and between Calix Networks, Inc., a Delaware corporation (the “Company”), and              (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s Stock Plans.

1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase              shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Company’s Stock Plans (the “Plan”) and the Notice of Stock Option Grant dated             , and the Stock Option Agreement (the “Option Agreement”). The purchase price for the Shares shall be $             per Share for a total purchase price of $            . The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company, at its option, will either (i) deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) or (ii) make an entry in the Company’s records of the shares issued to Purchaser hereunder reflecting ownership of uncertificated shares, against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) a combination of the foregoing.

3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

(a) Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide

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intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family (as defined below) or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

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(b) Involuntary Transfer.

(i) Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

(ii) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e) Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

(f) Market Standoff Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the

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Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.

4. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Any certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)	THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

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(ii)	THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(iii)	IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.

Purchaser understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to this Agreement.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d) Removal of Legend. When all of the following events have occurred, the Shares then held by Purchaser that are represented by a certificate will no longer be subject to the legend referred to in Section 5(a)(ii): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser’s request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(ii), and delivered to Purchaser in replacement for such prior certificate that has been surrendered to the Company.

6. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

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7. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

[Signature Page Follows]

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The parties have executed this Agreement as of the date first set forth above.

COMPANY:

Calix Networks, Inc.

By:
Carl Russo, President and Chief
Executive Officer

Address: 1035 N. McDowell Blvd.
Petaluma, CA 94954

PURCHASER:

(Print Name)

(Signature)

Address:

I,                         , spouse of Purchaser, have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser

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STATE OF CALIFORNIA—CALIFORNIA ADMINISTRATIVE CODE

Title 10. Investment—Chapter 3. Commissioner of Corporations

260.141.11: Restriction on Transfer.

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

(1) to the issuer;

(2) pursuant to the order or process of any court;

(3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

(4) to the transferor’s ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor’s ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee’s ancestors, descendants or spouse;

(5) to holders of securities of the same class of the same issuer;

(6) by way of gift or donation inter vivos or on death;

(7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

(8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

(9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner’s written consent is obtained or under this rule not required;

(10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

(11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

(12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

(13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

(14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

(15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

(16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

(17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

“IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.”

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CALIX NETWORKS, INC.

2002 STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

1. Grant. In consideration of Participant’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company grants to Participant an award of RSUs as set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

2. Plan Governs. The RSUs are issued pursuant to, and the terms of this Agreement are subject to, all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Unless otherwise defined herein, the terms defined in the Plan and the Grant Notice shall have the same defined meanings in this Agreement.

3. Company’s Obligation to Pay. Each RSU has a value equal to the Fair Market Value of a share of Common Stock on the date the shares subject thereto are distributed. Unless and until the RSUs will have vested in the manner set forth in Sections 4 and 5 below, the Participant will have no right to payment of any such RSUs. Prior to actual payment of any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

4. Vesting Schedule. Subject to Section 5 below, the RSUs awarded by this Agreement will vest in the Participant according to the Vesting Schedule set forth on the Grant Notice, subject to the Participant’s remaining in Continuous Service Status with the Company through such vesting period(s) or date(s).

5. Forfeiture upon Termination of Continuous Service Status. Except as provided in the Plan, and notwithstanding any contrary provision of this Agreement, if the Participant’s Continuous Service Status with the Company terminates for any or no reason, the then-unvested RSUs will thereupon be forfeited at no cost to the Company and the Participant shall have no further rights thereunder.

6. Payment after Vesting.

(a) Shares subject to any RSUs that vest in accordance with the Vesting Schedule will be issued to the Participant (or in the event of the Participant’s death, to his or her estate) in whole shares of Common Stock as soon as administratively possible after vesting, but no later than 30 days following the applicable vesting date (each a “Distribution Date”) with respect to Shares subject to those RSUs that have vested prior to each such date (without regard to whether the Participant is in Continuous Service Status with the Company on such Distribution Date).

(b) To the extent determined appropriate by the Company, any federal, state and local withholding obligations with respect to such RSUs up to the minimum amount required by statute will be satisfied by reducing the number of Shares issued to the Participant.

(c) Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment by Participant of any sums required by applicable law to be withheld with respect to the grant of RSUs or the issuance of Shares. Such payment shall be made by deduction from other compensation payable to Participant or in such other form of consideration acceptable to the Company which may, in the sole discretion of the Administrator, include:

(i) Cash or check;

(ii) Surrender of Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the minimum amount required to be withheld by statute; or

(iii) Other property acceptable to the Administrator (including, without limitation, through the delivery of a notice that Participant has placed a market sell order with a broker with respect to Shares then issuable under the RSUs, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of its withholding obligations; provided that payment of such proceeds is then made to the Company at such time as may be required by the Company, but in any event not later than the settlement of such sale).

The Company shall not be obligated to deliver any new certificate representing Shares to Participant or Participant’s legal representative or enter such Share in book entry form unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Participant resulting from the grant of the RSUs or the issuance of Shares.

7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant.

8. No Effect on Employment. This Agreement is not an employment contract, and nothing herein shall be deemed to create in any way whatsoever any obligation on the Participant’s part to remain in Continuous Service Status with the Company, or of the Company to continue the Participant’s Continuous Service Status with the Company. The Company will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment or other service of the Participant at any time for any reason whatsoever, with or without good cause.

9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at its principal place of business, or at such

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other address as the Company may hereafter designate in writing. Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to the Participant, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Participant at the address specified on the first page of this Agreement or at such other address as the Participant may hereafter designate by written notice to the Company.

10. Transferability. Except as to the limited extent provided in Section 6 above, this grant and the rights and privileges conferred hereby, including without limitation the Shares issuable following the vesting of the RSUs, will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until, with respect to whole Shares issuable following the vesting of the RSUs, such Shares are issued pursuant to Section 6 above. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

11. Binding Agreement. Subject to the limitations on the transferability of the RSUs contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

12. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

13. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan and this Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

14. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

15. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

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16. Amendment. The Administrator may amend this Agreement in any respect to the extent determined necessary or desirable by the Administrator in its discretion. Notwithstanding the foregoing, except as set forth in Section 19 of this Agreement, no such amendment shall impair the rights of Participant hereunder without Participant’s prior written consent.

17. Transfer Restrictions.

(a) Market Standoff Agreement. Participant hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with FINRA Rule 2711 or any successor rule.

(b) Securities Laws Compliance. Participant agrees and acknowledges that he will not transfer in any manner the Shares issued pursuant to this Agreement unless (i) the transfer is pursuant to an effective registration statement under the Securities Act, or the rules and regulations in effect thereunder or (ii) counsel for the Company shall have reasonably concluded that no such registration is required because of the availability of an exemption from registration under the Securities Act. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(c) Legend. Any certificate representing the Shares issued pursuant to this Agreement prior to the Shares becoming Listed Securities shall bear the following legend, in addition to any other legend required by law or otherwise:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED

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THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

18. Governing Law. The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

19. Section 409A. The RSUs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the RSUs (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate to provide for either the RSUs to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

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